Property, Plant and Equipment, Net (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Property, Plant and Equipment, Net (Textual)
Depreciation expense	$ 1,584,973	$ 1,403,585	$ 1,185,476
Plant construction expenditure description	The Company's properties with an aggregate carrying value of approximately $1.2 million (RMB 8.6 million) has been used as collateral for the Company's short-term loans.